EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Annual Report on Form 10-K of USANA Health Sciences, Inc. for the period ended December 30, 2017 as filed February 28, 2018 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: February 28, 2018	/s/ Kevin G. Guest
Kevin G. Guest
Chief Executive Officer
(Principal Executive Officer)